                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 4.20% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 155033 20 2
                                       OF
                        CENTRAL POWER AND LIGHT COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY
                      CENTRAL AND SOUTH WEST CORPORATION,
                    DATED MARCH 18, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $70.39 PER SHARE

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON
            WEDNESDAY, APRIL 16, 1997, UNLESS THE OFFER IS EXTENDED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

                     BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:

           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                             Receive and Deliver window
          New York, New York 10286-1248                          New York, New York 10286

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-6213

                     INFORMATION AND CONFIRM BY TELEPHONE:
                                 (800) 507-9357

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

    NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated:
--------------------------------------, 1997

Name(s):
-------------------------------------------------

 ..........................................

                                 (PLEASE PRINT)

Capacity (full title):
---------------------------------------------------

Address:
-------------------------------------------------------------

 ..........................................

                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

                                                    DESCRIPTION OF SHARES
                                 (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                                                  APPEARS ON CERTIFICATE(S))
                                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                                      TOTAL NUMBER OF
                                                                                   SHARES REPRESENTED BY        NUMBER OF
  CERTIFICATE NUMBER(S)*                                                              CERTIFICATE(S)*       SHARES TENDERED**

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 3.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-507-9357. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 4)

Authorized Signature:
----------------------------

Name:
----------------------------

Name of Firm:
----------------------------

Address of Firm:
----------------------------

Area Code and Telephone No.:
----------------------------

Dated:
----------------------------, 1997

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN TO THE DEPOSITARY AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 7 AND "IMPORTANT TAX INFORMATION" BELOW.

    DO NOT SEND ANY CERTIFICATES TO GOLDMAN, SACHS & CO., SMITH BARNEY INC., D.F. KING & CO., INC., CENTRAL AND SOUTH WEST CORPORATION, OR THE CENTRAL POWER AND LIGHT COMPANY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used (a) if certificates for Shares are to be forwarded herewith or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

    Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer-- Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO CENTRAL AND SOUTH WEST CORPORATION, CENTRAL POWER AND LIGHT COMPANY OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

/ /    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
       Name of tendering institution:___________________________________________
     / /  DTC                    / /  PDTC
     Account No:________________________________________________________________
     Transaction Code No:_______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
       FOLLOWING:
Name(s) of tendering shareholder(s)_____________________________________________
Date of execution of Notice of Guaranteed Delivery______________________________ Name of institution that guaranteed delivery____________________________________

If delivery is by book-entry transfer:
Name of tendering institution___________________________________________________

Account no.
---------------------- at / /  DTC    / /  PDTC
Transaction Code No.____________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The abovesigned hereby tenders to Central and South West Corporation, a Delaware corporation ("CSW"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to CSW's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Central Power and Light Company ("CPL"), a Texas corporation and direct utility subsidiary of CSW, shown on the first page hereof and to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 18, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer").

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, CSW all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CSW, (b) present such Shares for registration and transfer on the books of CPL and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from CSW and transmitting payment to tendering shareholders.

    The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by CSW, CSW will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or CSW to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

    The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer. CSW's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and CSW upon the terms and subject to the conditions of the Offer.

    The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase, CSW may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that CSW has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if CSW does not accept for payment any of the Shares so tendered.


       SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 3, 5 AND 6)             (SEE INSTRUCTIONS 3, 5 AND 6)
    To be completed ONLY if the check for       To be completed ONLY if the check for
the purchase price of Shares purchased          the purchase price of Shares purchased
and/or certificates for Shares not          and/or certificates for Shares not
tendered or not purchased are to be issued  tendered or not purchased are to be mailed
in the name of someone other than the       to someone other than the abovesigned or
abovesigned.                                to the abovesigned at an address other
Issue  / / check and/or                     than that shown below the abovesigned's
/ / certificate(s) to:                      signature(s).
Name                                        Mail  / / check and/or
              (PLEASE PRINT)                / / certificate(s) to:
Address                                     Name
            (INCLUDE ZIP CODE)                            (PLEASE PRINT)
       (TAXPAYER IDENTIFICATION OR          Address
         SOCIAL SECURITY NUMBER)                        (INCLUDE ZIP CODE)

                                LOST CERTIFICATES BOX

    / / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND
        WISH TO TENDER HAVE BEEN DESTROYED OR STOLEN. (SEE INSTRUCTION 11.)
      Number of Shares represented by lost, destroyed or stolen certificates:
        ---------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 9)

    As provided in Instruction 9, CSW will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm: __________________________________________________________________

                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _______________________________________________________

Telephone Number of Broker
or Financial Consultant: _______________________________________________________
Identification Number (if known): ______________________________________________
Address: _______________________________________________________________________

                               (INCLUDE ZIP CODE)

    The following is to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                                  NUMBER OF SHARES TENDERED
                                (ATTACH ADDITIONAL LIST IF NECESSARY)

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by CSW; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY.

                 (IF SHARES ARE BEING TENDERED, PLEASE COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)
SIGN HERE: _____________________________________________________________________

                             Signature of Owner(s)
                                         _______________________________________

                             Signature of Owner(s)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 4.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by CSW (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (central time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date Dividends" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    4. SIGNATURES ON LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

    If any of the Shares tendered or voted under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations of certificates.

    If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CSW of the authority of such person to act must be submitted.

    5. STOCK TRANSFER TAXES. Except as set forth in this Instruction 5, CSW will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividend" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    7. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. If the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Preferred Shareholder may write "Applied For" in the space for the TIN in Part 1 of Substitute Form W-9. If the tendering Preferred Shareholder writes "Applied For" in the space for the TIN in Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on the payment of the purchase price for the Shares.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at CSW's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    9. SOLICITED TENDERS. CSW will pay a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager), covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of CSW, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by CSW, in its sole discretion, and its determination shall be final and binding. CSW reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of CSW's counsel, be unlawful. CSW also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and CSW's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CSW shall determine. None of CSW, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the Lost Certificates Box immediately following the Special Payment Instructions/Special Delivery Instructions and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or
(b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such Preferred Shareholder's correct TIN on Substitute Form W-9 below or, if applicable, a properly completed Form W-8 (Certificate of Foreign Status). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder is exempt from federal income tax backup withholding or (b) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                PAYER'S NAME: THE BANK OF NEW YORK
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN      Social Security Number OR
FORM W-9                     THE BOX AT RIGHT AND CERTIFY BY       Employer Identification Number
                             SIGNING AND DATING BELOW.              TIN ------------------------
                             Name (Please Print)                              PART 2--
                             Address                               For Payees Exempt from Backup
                             City State Zip Code                            Withholding
                                                                          (See Guidelines)
                                                                       ---------------------
                             PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                             (1) the number shown on this form is my correct taxpayer
                             identification number (or a TIN has not been issued to me but I have applied for a TIN or intend to do so in the near future), and (2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
PAYER'S REQUEST FOR          Service (the "IRS") that I am subject to backup withholding as a
TAXPAYER
IDENTIFICATION NUMBER (TIN)  result of a failure to report all interest or dividends or the IRS has
AND CERTIFICATION            notified me that I am no longer subject to backup withholding. I understand that, if I have written "Applied For" in the space for the
                             TIN in Part 1, I must provide a TIN by the time of payment, or 31% of the payment of the purchase price of the Shares made to me will be withheld.

                             SIGNATURE DATE, 1997
                             You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                             WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
                             PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
                             IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                              THE DEALER MANAGERS:

               GOLDMAN, SACHS & CO.                                 SMITH BARNEY INC.
                 85 Broad Street                                   388 Greenwich Street
             New York, New York 10004                            New York, New York 10013
                  (800) 828-3182                                      (800) 655-4811
                                                                Attention: Paul S. Galant

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           (800) 290-6432 (Toll Free)

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 4.00% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 155033 10 3
                                       OF
                        CENTRAL POWER AND LIGHT COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY
                      CENTRAL AND SOUTH WEST CORPORATION,
                    DATED MARCH 18, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $62.82 PER SHARE

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON
            WEDNESDAY, APRIL 16, 1997, UNLESS THE OFFER IS EXTENDED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

                     BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:

           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                             Receive and Deliver window
          New York, New York 10286-1248                          New York, New York 10286

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-6213

                     INFORMATION AND CONFIRM BY TELEPHONE:
                                 (800) 507-9357

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

    NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated:
--------------------------------------, 1997

Name(s):
-------------------------------------------------

 ..........................................

                                 (PLEASE PRINT)

Capacity (full title):
---------------------------------------------------

Address:
-------------------------------------------------------------

 ..........................................

                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

                                                    DESCRIPTION OF SHARES
                                 (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                                                  APPEARS ON CERTIFICATE(S))
                                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                                      TOTAL NUMBER OF
                                                                                   SHARES REPRESENTED BY        NUMBER OF
  CERTIFICATE NUMBER(S)*                                                              CERTIFICATE(S)*       SHARES TENDERED**

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 3.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-507-9357. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 4)

Authorized Signature:
----------------------------

Name:
----------------------------

Name of Firm:
----------------------------

Address of Firm:
----------------------------

Area Code and Telephone No.:
----------------------------

Dated:
----------------------------, 1997

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN TO THE DEPOSITARY AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 7 AND "IMPORTANT TAX INFORMATION" BELOW.

    DO NOT SEND ANY CERTIFICATES TO GOLDMAN, SACHS & CO., SMITH BARNEY INC., D.F. KING & CO., INC., CENTRAL AND SOUTH WEST CORPORATION, OR THE CENTRAL POWER AND LIGHT COMPANY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used (a) if certificates for Shares are to be forwarded herewith or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

    Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer-- Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO CENTRAL AND SOUTH WEST CORPORATION, CENTRAL POWER AND LIGHT COMPANY OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

/ /    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
       Name of tendering institution:___________________________________________
     / /  DTC                    / /  PDTC
     Account No:________________________________________________________________
     Transaction Code No:_______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
       FOLLOWING:
Name(s) of tendering shareholder(s)_____________________________________________
Date of execution of Notice of Guaranteed Delivery______________________________ Name of institution that guaranteed delivery____________________________________

If delivery is by book-entry transfer:
Name of tendering institution___________________________________________________

Account no.
---------------------- at / /  DTC    / /  PDTC
Transaction Code No.____________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The abovesigned hereby tenders to Central and South West Corporation, a Delaware corporation ("CSW"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to CSW's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Central Power and Light Company ("CPL"), a Texas corporation and direct utility subsidiary of CSW, shown on the first page hereof and to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 18, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer").

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, CSW all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CSW, (b) present such Shares for registration and transfer on the books of CPL and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from CSW and transmitting payment to tendering shareholders.

    The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by CSW, CSW will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or CSW to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

    The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer. CSW's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and CSW upon the terms and subject to the conditions of the Offer.

    The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase, CSW may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that CSW has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if CSW does not accept for payment any of the Shares so tendered.


       SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 3, 5 AND 6)             (SEE INSTRUCTIONS 3, 5 AND 6)
    To be completed ONLY if the check for       To be completed ONLY if the check for
the purchase price of Shares purchased          the purchase price of Shares purchased
and/or certificates for Shares not          and/or certificates for Shares not
tendered or not purchased are to be issued  tendered or not purchased are to be mailed
in the name of someone other than the       to someone other than the abovesigned or
abovesigned.                                to the abovesigned at an address other
Issue  / / check and/or                     than that shown below the abovesigned's
/ / certificate(s) to:                      signature(s).
Name                                        Mail  / / check and/or
              (PLEASE PRINT)                / / certificate(s) to:
Address                                     Name
            (INCLUDE ZIP CODE)                            (PLEASE PRINT)
       (TAXPAYER IDENTIFICATION OR          Address
         SOCIAL SECURITY NUMBER)                        (INCLUDE ZIP CODE)

                                LOST CERTIFICATES BOX

    / / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND
        WISH TO TENDER HAVE BEEN DESTROYED OR STOLEN. (SEE INSTRUCTION 11.)
      Number of Shares represented by lost, destroyed or stolen certificates:
        ---------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 9)

    As provided in Instruction 9, CSW will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm: __________________________________________________________________

                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _______________________________________________________

Telephone Number of Broker
or Financial Consultant: _______________________________________________________
Identification Number (if known): ______________________________________________
Address: _______________________________________________________________________

                               (INCLUDE ZIP CODE)

    The following is to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                                  NUMBER OF SHARES TENDERED
                                (ATTACH ADDITIONAL LIST IF NECESSARY)

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by CSW; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY.

                 (IF SHARES ARE BEING TENDERED, PLEASE COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)
SIGN HERE: _____________________________________________________________________

                             Signature of Owner(s)
                                         _______________________________________

                             Signature of Owner(s)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 4.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by CSW (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (central time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date Dividends" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    4. SIGNATURES ON LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

    If any of the Shares tendered or voted under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations of certificates.

    If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CSW of the authority of such person to act must be submitted.

    5. STOCK TRANSFER TAXES. Except as set forth in this Instruction 5, CSW will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividend" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    7. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. If the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Preferred Shareholder may write "Applied For" in the space for the TIN in Part 1 of Substitute Form W-9. If the tendering Preferred Shareholder writes "Applied For" in the space for the TIN in Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on the payment of the purchase price for the Shares.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at CSW's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    9. SOLICITED TENDERS. CSW will pay a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager), covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of CSW, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by CSW, in its sole discretion, and its determination shall be final and binding. CSW reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of CSW's counsel, be unlawful. CSW also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and CSW's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CSW shall determine. None of CSW, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the Lost Certificates Box immediately following the Special Payment Instructions/Special Delivery Instructions and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or
(b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such Preferred Shareholder's correct TIN on Substitute Form W-9 below or, if applicable, a properly completed Form W-8 (Certificate of Foreign Status). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder is exempt from federal income tax backup withholding or (b) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                PAYER'S NAME: THE BANK OF NEW YORK
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN      Social Security Number OR
FORM W-9                     THE BOX AT RIGHT AND CERTIFY BY       Employer Identification Number
                             SIGNING AND DATING BELOW.              TIN ------------------------
                             Name (Please Print)                              PART 2--
                             Address                               For Payees Exempt from Backup
                             City State Zip Code                            Withholding
                                                                          (See Guidelines)
                                                                       ---------------------
                             PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                             (1) the number shown on this form is my correct taxpayer
                             identification number (or a TIN has not been issued to me but I have applied for a TIN or intend to do so in the near future), and (2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
PAYER'S REQUEST FOR          Service (the "IRS") that I am subject to backup withholding as a
TAXPAYER
IDENTIFICATION NUMBER (TIN)  result of a failure to report all interest or dividends or the IRS has
AND CERTIFICATION            notified me that I am no longer subject to backup withholding. I understand that, if I have written "Applied For" in the space for the
                             TIN in Part 1, I must provide a TIN by the time of payment, or 31% of the payment of the purchase price of the Shares made to me will be withheld.

                             SIGNATURE DATE, 1997
                             You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                             WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
                             PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
                             IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                              THE DEALER MANAGERS:

               GOLDMAN, SACHS & CO.                                 SMITH BARNEY INC.
                 85 Broad Street                                   388 Greenwich Street
             New York, New York 10004                            New York, New York 10013
                  (800) 828-3182                                      (800) 655-4811
                                                                Attention: Paul S. Galant

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           (800) 290-6432 (Toll Free)